Exhibit (a)(1)(ii)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the U.S. Offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.

ADS LETTER OF TRANSMITTAL
To Tender American Depositary Shares
of
Wavecom S.A.
(CUSIP: 943531103)
Pursuant to the U.S. Offer to Purchase for Cash
by
Sierra Wireless France SAS
an indirect wholly-owned subsidiary of
Sierra Wireless, Inc.

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME, ON FEBRUARY 12, 2009, UNLESS THE U.S. OFFER IS EXTENDED.

The U.S Tender Agent for the U.S. Offer is:

THE BANK OF NEW YORK MELLON

By Mail: BNY Mellon Shareowner Services Attn: Corporate Action Department P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Delivery/Hand: BNY Mellon Shareowner Services Attn: Corporate Action Department, 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF WAVECOM AMERICAN DEPOSITARY SHARES (ADSs) TENDERED
Wavecom ADSs Tendered
Total Number
Name(s) & Address(es) of Registered Owner(s)		of ADSs	Number
(Please fill in, if blank, exactly as name(s) appear(s)	Certificate	Represented by	of ADSs
on certificate(s))	Number(s)*	Certificate(s)*	Tendered**

Total Certificated ADSs Tendered

Total Uncertificated ADSs Held in the Global BuyDIRECT Plan to be Tendered or Write ALL

Total ADSs Tendered

* Certificate numbers are not required if tender is made by book-entry transfer.
** If you desire to tender fewer than all Wavecom ADSs represented by any certificate listed above, please indicate in this column the number of Wavecom ADSs you wish to tender. Otherwise, all Wavecom ADSs represented by such certificate will be deemed to have been tendered. See Instruction 4.

IF ANY OF THE CERTIFICATES REPRESENTING WAVECOM ADSs THAT YOU OWN HAVE BEEN LOST, DESTROYED, STOLEN OR MUTILATED, PLEASE FOLLOW THE PROCEDURES SET FORTH IN INSTRUCTION 10.

This ADS letter of transmittal is to be completed by holders of American Depositary Shares (“ADSs”) of Wavecom S.A., a French société anonyme, if (i) American Depositary Receipts (“ADRs”) representing the Wavecom ADSs are to be forwarded herewith; or (ii) unless an agent’s message is utilized, delivery is to be made by book-entry transfer to the U.S. Tender Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures described in the U.S. Offer to Purchase, dated January 8, 2009 (the “Offer to Purchase”), under “THE TENDER OFFER — 3. Procedure for Accepting this Offer and Tendering Securities — ADSs”. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the U.S. Tender Agent. See Instruction 2.

Acceptance of the U.S. Offer in respect of Wavecom ordinary shares (except insofar as they are represented by Wavecom ADSs) or OCEANEs cannot be made by means of this ADS letter of transmittal. If you directly hold Wavecom ordinary shares or OCEANEs, you may obtain a form of acceptance from D.F. King & Co., Inc., the information agent (the “Information Agent”), or contact your French financial intermediary or your U.S. custodian, as the case may be.

The instructions included with this ADS letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this ADS letter of transmittal may be directed to the Information Agent, at the address and telephone numbers indicated below.

If delivery of Wavecom ADSs is to be made by book-entry transfer to an account maintained by the U.S. Tender Agent at the Book-Entry Transfer Facility, then either this ADS letter of transmittal or an agent’s message should be used. The term “agent’s message” means a message which is transmitted by the Book-Entry Transfer Facility to and received by the U.S. Tender Agent and which forms a part of a book-entry confirmation. This message must state that the Book-Entry Transfer Facility has received an express acknowledgment from a participant in the Book-Entry Transfer Facility’s system that (i) the participant is tendering Wavecom ADSs that are the subject of a confirmation of a book-entry transfer, (ii) the participant has received and agrees to be bound by the applicable letter of transmittal, and (iii) Purchaser and the U.S. Tender Agent may enforce the agreement against the participant.

☐  CHECK HERE IF WAVECOM ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. TENDER AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE:  SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ CAREFULLY THE INSTRUCTIONS SET FORTH IN THIS ADS LETTER OF
TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby tenders to Sierra Wireless France SAS (“Purchaser”), a French société par actions simplifiée, the above-described American depositary shares (“ADSs”) of Wavecom S.A., a French société anonyme (“Wavecom”), pursuant to Purchaser’s offer to purchase all outstanding Wavecom ADSs for cash in the U.S. dollar equivalent of €8.50 net per ADS, upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase, dated January 8, 2009 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this ADS letter of transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the “U.S. Offer”). The U.S. Offer is being made in connection with Purchaser’s offer to acquire all of the outstanding Wavecom OCEANEs and ordinary shares, including Wavecom ordinary shares represented by Wavecom ADSs.

The undersigned hereby instructs the U.S. Tender Agent to accept the U.S. Offer on behalf of the undersigned with respect to the Wavecom ADSs (which expression in this ADS letter of transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Wavecom ordinary shares represented thereby) delivered herewith.

Subject to, and effective upon, acceptance for payment of the Wavecom ADSs tendered herewith, in accordance with the terms of the U.S. Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Wavecom ADSs being tendered hereby (and any and all other Wavecom ordinary shares or other securities issued or issuable in respect thereof) and all dividends, distributions (including, without limitation, distributions of additional Wavecom ADSs or Wavecom ordinary shares) and rights declared, paid or distributed in respect of such shares or securities on or after the settlement date of the U.S. Offer (collectively, “distributions”) and irrevocably appoints The Bank of New York Mellon as the U.S. Tender Agent, the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the U.S. Tender Agent is also acting as the agent of Purchaser in connection with the U.S. Offer, with respect to such Wavecom ADSs and the distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), (a) to have the American depositary receipts (“ADRs”) evidencing the Wavecom ADSs and any distributions delivered to the U.S. Tender Agent or, if tender is by book-entry transfer, transfer Wavecom ADSs and any distributions to the account of the U.S. Tender Agent at The Depository Trust Company (hereinafter referred to as the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity to the U.S. Tender Agent or upon the order of the U.S. Tender Agent, in each case, acting upon the instruction of Purchaser (b) to surrender such Wavecom ADSs for the purpose of withdrawal of the underlying Wavecom ordinary shares in accordance with the deposit agreement for the ADSs, (c) to instruct the depositary of the Wavecom ADS facility to deliver the certificates evidencing the Wavecom ordinary shares underlying the Wavecom ADSs, or transfer ownership of such Wavecom ordinary shares underlying the Wavecom ADSs on the account books maintained with respect to the Wavecom ordinary shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (d) to tender, or to cause to be tendered, the Wavecom ordinary shares underlying the tendered Wavecom ADSs as part of the French centralizing procedures as soon as practicable after the expiration of the offer period, and (e) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Wavecom ADSs (and all such other Wavecom ordinary shares or securities) and any distributions, all in accordance with the terms and conditions of the U.S. Offer. The undersigned agrees that Purchaser may instruct the U.S. Tender Agent to take the actions specified in clauses (a), (b), (c) or (d) above prior to acceptance by Purchaser of those Wavecom ADSs for payment in the U.S. Offer. Purchaser shall not have the rights specified in clause (e) above until it has irrevocably accepted those Wavecom ADSs tendered in the U.S. Offer. Upon acceptance by Purchaser of tendered Wavecom ADSs in the U.S. Offer, the undersigned shall have no further rights with respect to those Wavecom ADSs, except that the undersigned shall have a right to receive from Purchaser the offer consideration in accordance with the U.S. Offer.

The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise), with respect to all of the Wavecom ADSs tendered hereby that have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Wavecom ordinary shares or other securities or rights issued or issuable in respect of such Wavecom ADSs) at any meeting of Wavecom securityholders (whether annual or special and whether or not an adjourned or postponed meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the tendered Wavecom ADSs, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the Wavecom ADSs by Purchaser in accordance with the terms of the U.S. Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Wavecom ADSs (and all such other Wavecom ordinary shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective). The undersigned understands that, in order for the Wavecom ADSs to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Wavecom ADSs, Purchaser or its designee must be able to exercise full voting, consent and other rights with respect to such Wavecom ADSs (and any associated distributions), including, the right to instruct the ADS depositary with respect to voting at any meeting of Wavecom’s securityholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the U.S. Offer and to tender, sell, assign, cancel and transfer the Wavecom ADSs (and any associated distributions) tendered hereby (and any and all other Wavecom ordinary shares or other securities or rights issued or issuable in respect of such Wavecom ADSs), and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all distributions, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

The undersigned, upon request, shall execute and deliver all additional documents deemed by the U.S. Tender Agent or Purchaser to be necessary or desirable to complete the sale, assignment, cancellation and transfer of the Wavecom ADSs (and any associated distributions) tendered hereby (and any and all other Wavecom ordinary shares or other securities or rights issued or issuable in respect of such Wavecom ADSs).

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of the Wavecom ADSs pursuant to the procedures described in the Offer to Purchase under “THE TENDER OFFER — 3. Procedure for Accepting this Offer and Tendering Securities — ADSs”, and the instructions hereto, will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the U.S. Offer. Without limiting the foregoing, if the price to be paid in the U.S. Offer is amended in accordance with the U.S. Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this ADS letter of transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Wavecom ADSs tendered hereby. If acceptance has been made in respect of Wavecom ADSs, then a separate acceptance in respect of Wavecom ordinary shares represented by such Wavecom ADSs may not be made.

Unless otherwise indicated herein in the box entitled “Special Payment Instructions”, in consideration of the Wavecom ADSs tendered hereby, the undersigned hereby instructs the U.S. Tender Agent to issue a check (or, in the case of delivery through the Book-Entry Transfer Facility, credit the appropriate account with the cash consideration), and return all Wavecom ADRs representing Wavecom ADSs not purchased or not tendered, in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions”, the undersigned hereby instructs the U.S. Tender Agent to mail the check (or, in the case of delivery through the Book-Entry Transfer Facility, credit the appropriate account with the cash consideration), and return any ADRs representing Wavecom ADSs not purchased or tendered (and accompanying documents, as appropriate), to the undersigned at the address(es) appearing above in the box entitled “Description of Wavecom American Depositary Shares (ADSs) Tendered”. In the case of a book-entry delivery of Wavecom ADSs, the undersigned hereby instructs the U.S. Tender Agent to credit the account maintained at the Book-Entry Transfer Facility with any Wavecom ADSs that are not tendered or are not accepted for payment.

In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instruction” are both completed, the undersigned hereby instructs the U.S. Tender Agent to issue the check and/or return all Wavecom ADSs not purchased or not tendered, in the name(s) of, and mail such check and/or certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions”, the undersigned hereby instructs the U.S. Tender Agent to credit any Wavecom ADSs tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Issuance Instructions”, to transfer any Wavecom ADSs from the name of the registered owner(s) thereof if Purchaser does not purchase any of the Wavecom ADSs tendered hereby.

The cash consideration paid to tendering Wavecom ADS holders will be payable in U.S. dollars calculated by using the spot market exchange rate for the U.S. dollar against the euro on the date on which the U.S. Tender Agent receives confirmation of the deposit of euro funds in its account at its French custodian. For further information see “THE TENDER OFFER — 1.

Terms of this Offer” in the Offer to Purchase. Under no circumstances will interest be paid on the purchase price of Wavecom ADSs, regardless of any delay in payment for such securities.

The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Wavecom ADSs tendered pursuant to the U.S. Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the U.S. Offer and will in no way prejudice the rights of holders to receive payment for Wavecom ADSs validly tendered and accepted for payment pursuant to the U.S. Offer.

SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF WAVECOM ADSs PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE WAVECOM ADSs IN RESPECT OF WHICH THE U.S. OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. TENDER AGENT. PURCHASER WILL DETERMINE IN ITS SOLE DISCRETION ALL QUESTIONS AS TO THE FORM OF DOCUMENTS, INCLUDING ANY NOTICE OF WITHDRAWAL AND THE VALIDITY, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE OF TENDERED WAVECOM ADSs. PURCHASER’S DETERMINATION WILL BE FINAL AND BINDING ON ALL PARTIES.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 5 and 7)

To be completed ONLY if the ADRs for Wavecom ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to the Wavecom ADSs accepted for payment are to be issued in the name of someone other than the undersigned. All changes in registration require a Medallion Signature Guarantee by an eligible financial institution.

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(also complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5 and 7)

To be completed ONLY if the ADRs for Wavecom ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to the Wavecom ADSs accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled “Description of Wavecom American Depositary Shares (ADSs) Tendered”.

Deliver  ☐ Check and/or  ☐ Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

SIGN HERE
(AND PLEASE COMPLETE SUBSTITUTE FORM W-9)

Signature(s) of Holder(s)

Dated:  , 2009

(Must be signed by registered owner(s) or by person(s) authorized to become registered owner(s) by endorsements, stock powers and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s):

(Please print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:
(Please Print)

Name of Firm:

Address:

(Include Zip Code)

Taxpayer Identification or Social Security No.:

(also complete Substitute Form W-9 below)

(Area Code) Telephone Number:

Dated:  , 2009

*	Affix appropriate Medallion Signature Guarantee Stamp

INSTRUCTIONS

FORMING A PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

To complete this ADS letter of transmittal, you must do the following:

•	Fill in the box entitled “Description of Wavecom American Depositary Shares (ADSs) Tendered”.

•	Sign and date this ADS letter of transmittal in the box entitled “Sign Here”.

•	Fill in and sign in the box entitled “Substitute Form W-9”.

In completing this ADS letter of transmittal, you may (but are not required to) also do the following:

•	If you want the ADRs for Wavecom ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to the Wavecom ADSs accepted for payment to be issued in the name of another person, complete the box entitled “Special Issuance Instructions”.

•	If you want the ADRs for Wavecom ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to the Wavecom ADSs accepted for payment to be sent to an address other than that shown in the box entitled “Description of Wavecom American Depositary Shares (ADSs) Tendered”, complete the box entitled “Special Delivery Instructions”.

If you complete the box entitled “Special Issuance Instructions”, you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the ADS letter of transmittal is signed by an Eligible Institution.

1.  Signature Guarantees and Stock Powers.  Except as otherwise provided below, all signatures on this ADS letter of transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program, or by any other “eligible guarantor institution” as defined under Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). Signatures on this ADS letter of transmittal need not be guaranteed (a) if this ADS letter of transmittal is signed by the registered owner(s) (which term, for purposes of this section, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the ADSs) of ADSs tendered therewith and such registered owner has not completed the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this ADS letter of transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. If the ADSs are registered in the name of a person other than the signer of the ADS letter of transmittal, or if payment is to be made, or ADRs for ADSs not tendered or not accepted for payment are to be returned, to a person other than the registered owner of the ADSs, then the ADRs for the tendered ADSs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the ADRs, with the signatures on the ADRs or stock powers guaranteed as described above.

2.  Delivery of ADS letter of transmittal and ADRs or Book-Entry Confirmations.  This ADS letter of transmittal is to be used either if (i) ADRs evidencing the Wavecom ADSs for the U.S. Offer are to be forwarded herewith or (ii) unless an agent’s message (as defined below) is used, if Wavecom ADSs are to be delivered by book-entry transfer pursuant to the procedure set forth in the Offer to Purchase under “THE TENDER OFFER — 3. Procedure for Accepting this Offer and Tendering Securities — ADSs”. ADRs evidencing all physically tendered Wavecom ADSs, or confirmation of a book-entry transfer, if such procedure is available, into the U.S. Tender Agent’s account at the Book-Entry Transfer Facility (“Book-Entry Confirmation”) of all Wavecom ADSs delivered by book-entry transfer together with a properly completed and duly executed ADS letter of transmittal (or facsimile thereof), or an agent’s message in the case of book-entry transfer, and any other documents required by this ADS letter of transmittal, must be received by the U.S. Tender Agent at one of its addresses set forth herein prior to the expiration date of the U.S. Offer. If ADRs evidencing tendered Wavecom ADSs are forwarded to the U.S. Tender Agent in multiple deliveries, a properly completed and duly executed ADS letter of transmittal must accompany each such delivery.

The term “agent’s message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the U.S. Tender Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Wavecom ADSs that such participant has received this ADS letter of transmittal and agrees to be bound by the terms of this ADS letter of transmittal and that Purchaser may enforce such agreement against such participant.

The method of delivery of this ADS letter of transmittal, ADRs evidencing Wavecom ADSs and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering ADS holder, and the delivery will be deemed made only when actually received by the U.S. Tender Agent (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Wavecom ADSs will be purchased or accepted for payment. By execution of this ADS letter of transmittal (or facsimile hereof), all tendering holders of Wavecom ADSs waive any right to receive any notice of the acceptance of their Wavecom ADSs for payment.

3.  Inadequate Space.  If the space provided herein under “Description of Wavecom American Depositary Shares (ADSs) Tendered” is inadequate, the certificate numbers, the number of Wavecom ADSs represented by such certificates and the number of Wavecom ADSs tendered should be listed on a separate schedule and attached hereto.

4.  Partial Tenders (Not Applicable to ADS Holders Who Tender by Book-Entry Transfer).  If fewer than all of the Wavecom ADSs represented by the ADRs delivered herewith to the U.S. Tender Agent are to be tendered, fill in the number of Wavecom ADSs that are to be tendered in the box entitled “Number of Wavecom ADSs Tendered”. In such cases, new certificate(s) representing the remainder of the Wavecom ADSs that were represented by ADRs will be sent to the registered owner, unless otherwise provided in the box entitled “Special Delivery Instructions” herein as soon as practicable after the expiration or termination of the U.S. Offer. All Wavecom ADSs represented by ADRs delivered to the U.S. Tender Agent will be deemed to have been tendered unless otherwise indicated. In the case of partial acceptances, Wavecom ADSs in respect of which the U.S. Offer was not accepted will not be reissued to a person other than the registered owner.

5.  Signatures on ADS letter of transmittal, Stock Powers and Endorsements.  If this ADS letter of transmittal is signed by the registered owner(s) of the Wavecom ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing such Wavecom ADSs without alteration, enlargement or any other change whatsoever.

If any Wavecom ADS tendered hereby is owned of record by two or more persons, all such persons must sign this ADS letter of transmittal.

If any of the tendered Wavecom ADSs are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate ADS letters of transmittal as there are different registrations of such Wavecom ADSs.

If this ADS letter of transmittal is signed by the registered owner(s) of the Wavecom ADSs tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or ADRs for Wavecom ADSs not tendered or not exchanged are to be issued in the name of, a person other than the registered owner(s), in which case, the certificate(s) representing the Wavecom ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appears on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this ADS letter of transmittal is signed by a person other than the registered owner(s) of the Wavecom ADSs tendered hereby, the certificate(s) representing the Wavecom ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this ADS letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority to so act must be submitted.

6.  Transfer Taxes.  Purchaser will pay or cause to be paid any transfer taxes with respect to the tender of Wavecom ADSs not based on income. If, however, a transfer tax is imposed based on income or for any reason other than the tender of securities in the U.S. Offer, then those transfer taxes, whether imposed on the registered holder or any other persons, will not be payable to the tendering holder. If payment of the purchase price is to be made to, or (in circumstances permitted hereby) if ADSs not tendered or not accepted for payment are to be issued in the name of any person other than the registered owner(s), or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs evidencing the Wavecom ADSs listed in this ADS letter of transmittal.

7.  Special Payment and Delivery Instructions.  If the check for tendered Wavecom ADSs is to be issued or sent, or ADRs evidencing Wavecom ADSs not tendered or not accepted for payment pursuant to the U.S. Offer are to be issued or sent, in the name of, or to someone other than, the person(s) signing this ADS letter of transmittal or to the person(s) signing this ADS letter of transmittal but at an address other than that shown in the box entitled “Description of Wavecom American Depositary Shares (ADSs) Tendered” herein, the appropriate “Special Payment Instructions” box and/or “Special Delivery Instructions” box on this ADS letter of transmittal must be completed.

8.  Requests for Assistance or Additional Copies.  Questions and requests for assistance or for additional copies of the Offer to Purchase and the ADS letter of transmittal may be directed to the Information Agent at the address and telephone numbers indicated below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer.

9.  Conditions; Waiver of Conditions.  Purchaser’s obligation to accept Wavecom ADSs in the U.S. Offer is subject to the conditions set forth in the Offer to Purchase. Such conditions, however, may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Wavecom ADSs tendered. See “THE TENDER OFFER — 15. Certain Conditions to the Offers; Withdrawal of the Offers — Conditions to the Offers” in the Offer to Purchase.

10.  Lost, Destroyed or Stolen Certificates.  If any ADR representing Wavecom ADSs has been lost, destroyed, stolen or mutilated, the holder(s) should promptly notify The Bank of New York Mellon, as ADS depositary, in order to obtain a replacement ADR(s). This ADS letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, stolen or mutilated ADRs evidencing Wavecom ADSs have been followed.

11.  Holders of Wavecom Ordinary Shares Not Represented by Wavecom ADSs.  Holders of Wavecom ordinary shares have been sent a form of acceptance for Shares with the Offer to Purchase and may not accept the U.S. Offer in respect of such Wavecom ordinary shares pursuant to this ADS letter of transmittal, except insofar as those Wavecom ordinary shares are represented by Wavecom ADSs. If any holder of Wavecom ordinary shares that are not represented by Wavecom ADSs needs to obtain a copy of a form of acceptance for Shares, such holder should contact the Information Agent at the address and telephone numbers indicated below.

12.  Holders of Wavecom OCEANEs.  Holders of Wavecom OCEANEs have been sent a form of acceptance for OCEANEs with the Offer to Purchase and may not accept the U.S. Offer in respect of such Wavecom OCEANEs pursuant to this ADS letter of transmittal. If any holder of Wavecom OCEANEs needs to obtain a copy of a form of acceptance for OCEANEs, such holder should contact the Information Agent at the address and telephone numbers indicated below.

13.  No Interest; Foreign Exchange Currency.  Under no circumstances will interest be paid on the purchase price of Wavecom ADSs, regardless of any delay in payment for such securities. The cash consideration paid to tendering Wavecom ADS holders will be payable in U.S. dollars calculated by using the spot market exchange rate for the U.S. dollar against the euro on the date on which the U.S. Tender Agent receives confirmation of the deposit of euro funds in its account at its French custodian.

14.  Expiration Date.  The expiration date of the U.S. Offer will be 12:00 noon, New York City time, on February 12, 2009, unless the U.S. Offer is extended. Purchaser intends that the U.S. Offer and the French Offer will expire simultaneously. If the Authorité des marchés financiers, a French regulatory body responsible for regulating tender offers, extends the French Offer for any reason, Purchaser may extend the U.S. Offer so that the U.S. Offer and the French Offer will expire on the same date. If Purchaser extends the U.S. Offer, Purchaser will inform the U.S. Tender Agent of that fact and make a public announcement of the extension by no later than 9:00 a.m., New York City time, on the next business day after the U.S. Offer was previously scheduled to expire.

15.  Substitute Form W-9.  Under United States Federal income tax law, if you tender your Wavecom ADSs, you generally are required to furnish the U.S. Tender Agent either (i) a properly completed Substitute Form W-9 (below) with your correct taxpayer identification number (“TIN”), if you are a “U.S. Holder” (as defined in the Offer to Purchase under “THE

TENDER OFFER — 6. Material United States Federal and French Income Tax Considerations”), or (ii) a properly completed appropriate Internal Revenue Service Form W-8, if you are a non-U.S. Holder.

Use Substitute Form W-9 only if you are a U.S. Holder, including a resident alien individual. You will be subject to United States Federal backup withholding at a rate of 28% on all reportable payments made to you pursuant to the U.S. Offer if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the Internal Revenue Service tells the requester that you furnished an incorrect TIN, or (iv) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the instructions referred to below regarding whether you are an exempt payee.

Backup withholding is not an additional tax. You may credit any amounts withheld against your regular United States Federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the Internal Revenue Service.

If you have not been issued a TIN, you may write “Applied For” in the space provided in part I of the Substitute Form W-9 if you have applied for a TIN or intend to apply for a TIN. In that case, you must also complete the Certificate of Awaiting Taxpayer Identification Number attached to this ADS letter of transmittal. The U.S. Tender Agent will withhold 28% of all reportable payments unless you provide a TIN to the U.S. Tender Agent, or have otherwise established an exemption from backup withholding, by the time of payment.

You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the appropriate completed Form W-8. You will find further information in Internal Revenue Service Publication 515, “Withholding of Tax on Nonresident Aliens and Foreign Entities”. You can receive the applicable Form W-8 from the Information Agent.

If you fail to furnish your correct TIN to the U.S. Tender Agent, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

Important: This ADS letter of transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an “agent’s message”, and any other required documents, must be received by the U.S. Tender Agent prior to the expiration of the U.S. Offer, and either ADRs evidencing the tendered Wavecom ADSs must be received by the U.S. Tender Agent or Wavecom ADSs must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date of the U.S. Offer.

IMPORTANT TAX INFORMATION

Under U.S. Federal income tax law, a shareholder whose tendered Wavecom ADSs are accepted for payment is generally required by law to provide the U.S. Tender Agent (as payer) with such shareholder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the U.S. Tender Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Wavecom ADSs purchased pursuant to the U.S. Offer may be subject to backup withholding of 28%.

Certain securityholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. An appropriate Form W-8 can be obtained from the U.S. Tender Agent. Exempt securityholders should furnish their TIN, check the “Exempt from backup withholding” box on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the U.S. Tender Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the U.S. Tender Agent is required to withhold 28% of any reportable payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder with respect to Wavecom ADSs purchased pursuant to the U.S. Offer, the shareholder is required to notify the U.S. Tender Agent of such shareholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), (b) that (i) such shareholder is exempt from backup withholding, (ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding and (c) that such shareholder is a U.S. Holder (including a U.S. resident alien).

What Number to Give the U.S. Tender Agent

The shareholder is required to give the U.S. Tender Agent the social security number or employer identification number of the record holder of the Wavecom ADSs tendered hereby. If the Wavecom ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the U.S. Tender Agent will withhold 28% of all reportable payments to such shareholder unless a TIN is provided to the U.S. Tender Agent by the time of payment.

TO BE COMPLETED BY ALL TENDERING ADS HOLDERS

(See Instruction 14)

PAYER’S NAME: THE BANK OF NEW YORK MELLON, AS U.S. TENDER AGENT
THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.
SUBSTITUTE	Part I TIN
W-9 Department of the TreasuryInternal Revenue Service Payer’s Request forTIN and Certification
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT.  For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION”.
Social Security Number OR Employer Identification Number

Name:
Please check the appropriate box indicating your status:
☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
☐ Exempt from Backup Withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part II Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of U.S. person
Sign Here Date ,

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature of U.S. person

Sign Here   Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.

Questions and requests for assistance or additional copies of the Offer to Purchase, ADS letter of transmittal and other tender offer materials may be directed to the Information Agent at the telephone numbers and address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer.

The Information Agent for the U.S. Offer is:

D.F. KING & CO., INC.
48 Wall Street
New York, New York 10005
U.S. Toll Free Number for holders of Securities in the United States: (800) 290-6429
U.S. Number for banks and brokers: +1 (212) 269-5550

The Dealer Manager for the U.S. Offer is:

30 Rockefeller Plaza
New York, NY 10020